Exhibit 99.3

Investor Day

Handout

May 11, 2021

Table of Contents

Page
Financial Tables
Table 1 - Condensed Consolidated Statements of Income - Including European Innerwear Business as Discontinued Operations - As REPORTED	4

Table 2 - Condensed Consolidated Statements of Income - Including European Innerwear Business as Discontinued Operations - As ADJUSTED	5

Table 3 - Reconciliation of Select GAAP Measures to Non-GAAP Measures and Supplemental Financial Information - Including European Innerwear Business as Discontinued Operations	6

Table 4 - Reconciliation of GAAP Outlook to Adjusted Outlook - Q1, Q2 and Full Year 2021	14

Appendix
Table 5 - Reconciliation of Select GAAP Measures to Non-GAAP Measures	16

Financial Tables

TABLE 1

HANESBRANDS INC.

Including European Innerwear Business as Discontinued Operations

Condensed Consolidated Statements of Income - As REPORTED

(in thousands, except per share data)

(Unaudited)

	Quarters Ended				Year Ended	Quarters Ended				Year Ended
	March 30, 2019	June 29, 2019	September 28, 2019	December 28, 2019	December 28, 2019	March 28, 2020	June 27, 2020	September 26, 2020	January 2, 2021	January 2, 2021
Net sales	$1,449,687	$1,636,709	$1,729,308	$1,610,012	$6,425,716	$1,203,070	$1,543,083	$1,691,863	$1,689,145	$6,127,161
Cost of sales	904,765	1,032,527	1,082,839	976,883	3,997,014	784,902	1,029,221	1,120,392	1,589,946	4,524,461

Gross profit	544,922	604,182	646,469	633,129	2,428,702	418,168	513,862	571,471	99,199	1,602,700
As a % of net sales	37.6%	36.9%	37.4%	39.3%	37.8%	34.8%	33.3%	33.8%	5.9%	26.2%
Selling, general and administrative expenses	405,314	384,289	385,291	403,123	1,578,017	370,215	311,729	382,384	495,706	1,560,034
As a % of net sales	28.0%	23.5%	22.3%	25.0%	24.6%	30.8%	20.2%	22.6%	29.3%	25.5%

Operating profit (loss)	139,608	219,893	261,178	230,006	850,685	47,953	202,133	189,087	(396,507)	42,666
As a % of net sales	9.6%	13.4%	15.1%	14.3%	13.2%	4.0%	13.1%	11.2%	(23.5)%	0.7%
Other expenses	7,166	7,952	7,772	7,311	30,201	6,101	4,653	4,898	5,003	20,655
Interest expense, net	47,803	46,296	42,272	40,553	176,924	36,027	41,075	43,500	43,636	164,238

Income (loss) from continuing operations before income tax expense	84,639	165,645	211,134	182,142	643,560	5,825	156,405	140,689	(445,146)	(142,227)
Income tax expense (benefit)	8,984	15,595	22,129	23,528	70,236	707	19,837	22,464	(152,948)	(109,940)

Income (loss) from continuing operations	75,655	150,050	189,005	158,614	573,324	5,118	136,568	118,225	(292,198)	(32,287)
Income (loss) from discontinued operations, net of tax	5,433	(495)	(3,914)	26,372	27,396	(12,992)	24,613	(14,947)	(39,966)	(43,292)

Net income (loss)	$81,088	$149,555	$185,091	$184,986	$600,720	$(7,874)	$161,181	$103,278	$(332,164)	$(75,579)

Earnings (loss) per share - basic:
Continuing operations	$0.21	$0.41	$0.52	$0.43	$1.57	$0.01	$0.39	$0.34	$(0.83)	$(0.09)
Discontinued operations	0.01	0.00	(0.01)	0.07	0.08	(0.04)	0.07	(0.04)	(0.11)	(0.12)

Net income (loss)	$0.22	$0.41	$0.51	$0.51	$1.65	$(0.02)	$0.46	$0.29	$(0.95)	$(0.21)

Earnings (loss) per share - diluted:
Continuing operations	$0.21	$0.41	$0.52	$0.43	$1.57	$0.01	$0.39	$0.34	$(0.83)	$(0.09)
Discontinued operations	0.01	0.00	(0.01)	0.07	0.07	(0.04)	0.07	(0.04)	(0.11)	(0.12)

Net income (loss)	$0.22	$0.41	$0.51	$0.51	$1.64	$(0.02)	$0.46	$0.29	$(0.95)	$(0.21)

Weighted average shares outstanding:
Basic	364,570	364,637	364,743	364,885	364,709	359,017	350,538	350,703	350,807	352,766
Diluted	365,299	365,537	365,597	365,644	365,519	359,436	350,829	351,604	350,807	352,766

TABLE 2

HANESBRANDS INC.

Including European Innerwear Business as Discontinued Operations

Condensed Consolidated Statements of Income - As ADJUSTED

(in thousands, except per share data)

(Unaudited)

	Quarters Ended				Year Ended	Quarters Ended				Year Ended
	March 30, 2019[1]	June 29, 2019[1]	September 28, 2019[1]	December 28, 2019[1]	December 28, 2019[1]	March 28, 2020	June 27, 2020	September 26, 2020	January 2, 2021	January 2, 2021
Net sales, as adjusted	$1,355,583	$1,517,999	$1,610,610	$1,522,077	$6,006,269	$1,203,070	$1,543,083	$1,691,863	$1,689,145	$6,127,161
Cost of sales, as adjusted	823,076	936,557	991,123	901,224	3,651,980	763,091	1,010,803	1,072,793	1,007,156	3,853,843

Gross profit, as adjusted	532,507	581,442	619,487	620,853	2,354,289	439,979	532,280	619,070	681,989	2,273,318
As a % of net sales	39.3%	38.3%	38.5%	40.8%	39.2%	36.6%	34.5%	36.6%	40.4%	37.1%
Selling, general and administrative expenses, as adjusted	392,646	374,577	375,738	392,987	1,535,948	367,702	297,868	377,726	453,160	1,496,456
As a % of net sales	29.0%	24.7%	23.3%	25.8%	25.6%	30.6%	19.3%	22.3%	26.8%	24.4%

Operating profit, as adjusted	139,861	206,865	243,749	227,866	818,341	72,277	234,412	241,344	228,829	776,862
As a % of net sales	10.3%	13.6%	15.1%	15.0%	13.6%	6.0%	15.2%	14.3%	13.5%	12.7%
Other expenses	7,166	7,952	7,772	7,311	30,201	6,101	4,653	4,898	5,003	20,655
Interest expense, net	47,803	46,296	42,272	40,553	176,924	36,027	41,075	43,500	43,636	164,238

Income from continuing operations before income tax expense, as adjusted	84,892	152,617	193,705	180,002	611,216	30,149	188,684	192,946	180,190	591,969
Income tax expense, as adjusted	9,019	13,758	19,670	38,319	80,766	4,233	26,532	32,937	31,700	95,402

Income from continuing operations, as adjusted	$75,873	$138,859	$174,035	$141,683	$530,450	$25,916	$162,152	$160,009	$148,490	$496,567

Earnings per share - basic:
Continuing operations, as adjusted	$0.21	$0.38	$0.48	$0.39	$1.45	$0.07	$0.46	$0.46	$0.42	$1.41

Earnings per share - diluted:
Continuing operations, as adjusted	$0.21	$0.38	$0.48	$0.39	$1.45	$0.07	$0.46	$0.46	$0.42	$1.40

Weighted average shares outstanding:
Basic	364,570	364,637	364,743	364,885	364,709	359,017	350,538	350,703	350,807	352,766
Diluted	365,299	365,537	365,597	365,644	365,519	359,436	350,829	351,604	351,933	353,451

[1]

Results for the quarters ended March 30, 2019, June 29, 2019, September 28, 2019, December 28, 2019 and year ended December 28, 2019 reflect adjustments for the exited C9 Champion mass program and the DKNY intimate apparel license.

TABLE 3

HANESBRANDS INC.

Including European Innerwear Business as Discontinued Operations

Reconciliation of Select GAAP Measures to Non-GAAP Measures and Supplemental Financial Information

(in thousands, except per share data)

(Unaudited)

	Quarter Ended March 28, 2020
	Gross Profit	Selling, General and Administrative Expenses	Operating Profit	Income From Continuing Operations Before Income Tax Expense	Income Tax Expense	Income From Continuing Operations	Diluted Earnings Per Share From Continuing Operations[1]
As reported	$418,168	$(370,215)	$47,953	$5,825	$(707)	$5,118	$0.01
As a percentage of net sales	34.8%	30.8%	4.0%
Restructuring and other action-related charges:
Supply chain actions	14,065	—	14,065	14,065	—	14,065	0.04
Program exit costs	7,746	467	8,213	8,213	—	8,213	0.02
Other restructuring costs	—	2,046	2,046	2,046	—	2,046	0.01
Tax effect on actions	—	—	—	—	(3,526)	(3,526)	(0.01)

Total restructuring and other action-related charges	21,811	2,513	24,324	24,324	(3,526)	20,798	0.06

As adjusted	$439,979	$(367,702)	$72,277	$30,149	$(4,233)	$25,916	$0.07

As a percentage of net sales	36.6%	30.6%	6.0%

	Quarter Ended March 30, 2019
	Net Sales	Gross Profit	Selling, General and Administrative Expenses	Operating Profit	Income From Continuing Operations Before Income Tax Expense	Income Tax Expense	Income From Continuing Operations	Diluted Earnings Per Share From Continuing Operations[1]
As reported	$1,449,687	$544,922	$(405,314)	$139,608	$84,639	$(8,984)	$75,655	$0.21
Less exited programs[2]	(94,104)	(29,888)	8,965	(20,923)	(20,923)	2,950	(17,973)	(0.05)

As rebased	1,355,583	515,034	(396,349)	118,685	63,716	(6,034)	57,682	0.16
As a percentage of net sales		38.0%	29.2%	8.8%
Restructuring and other action-related charges:
Supply chain actions	—	17,473	—	17,473	17,473	—	17,473	0.05
Other restructuring costs	—	—	3,703	3,703	3,703	—	3,703	0.01
Tax effect on actions	—	—	—	—	—	(2,985)	(2,985)	(0.01)

Total restructuring and other action-related charges	—	17,473	3,703	21,176	21,176	(2,985)	18,191	0.05

As adjusted	$1,355,583	$532,507	$(392,646)	$139,861	$84,892	$(9,019)	$75,873	$0.21

As a percentage of net sales		39.3%	29.0%	10.3%

[1]	Amounts may not be additive due to rounding.
[2]	Includes the results for the exited C9 Champion mass program and the DKNY intimate apparel license.

HANESBRANDS INC.

Including European Innerwear Business as Discontinued Operations

Reconciliation of Select GAAP Measures to Non-GAAP Measures and Supplemental Financial Information

(in thousands, except per share data)

(Unaudited)

	Quarter Ended June 27, 2020
	Gross Profit	Selling, General and Administrative Expenses	Operating Profit	Income From Continuing Operations Before Income Tax Expense	Income Tax Expense	Income From Continuing Operations	Diluted Earnings Per Share From Continuing Operations[1]
As reported	$513,862	$(311,729)	$202,133	$156,405	$(19,837)	$136,568	$0.39
As a percentage of net sales	33.3%	20.2%	13.1%
Restructuring and other action-related charges:
Supply chain actions	2,637	—	2,637	2,637	—	2,637	0.01
Program exit costs	1,285	—	1,285	1,285	—	1,285	0.00
Other restructuring costs	(373)	4,443	4,070	4,070	—	4,070	0.01
COVID-19 related charges:
Bad debt	—	9,418	9,418	9,418	—	9,418	0.03
Inventory	14,869	—	14,869	14,869	—	14,869	0.04
Tax effect on actions	—	—	—	—	(6,695)	(6,695)	(0.02)

Total restructuring and other action-related charges	18,418	13,861	32,279	32,279	(6,695)	25,584	0.07

As adjusted	$532,280	$(297,868)	$234,412	$188,684	$(26,532)	$162,152	$0.46

As a percentage of net sales	34.5%	19.3%	15.2%

	Quarter Ended June 29, 2019
	Net Sales	Gross Profit	Selling, General and Administrative Expenses	Operating Profit	Income From Continuing Operations Before Income Tax Expense	Income Tax Expense	Income From Continuing Operations	Diluted Earnings Per Share From Continuing Operations[1]
As reported	$1,636,709	$604,182	$(384,289)	$219,893	$165,645	$(15,595)	$150,050	$0.41
Less exited programs[2]	(118,710)	(35,169)	9,712	(25,457)	(25,457)	3,590	(21,867)	(0.06)

As rebased	1,517,999	569,013	(374,577)	194,436	140,188	(12,005)	128,183	0.35
As a percentage of net sales		37.5%	24.7%	12.8%
Restructuring and other action-related charges:
Supply chain actions	—	12,429	—	12,429	12,429	—	12,429	0.03
Tax effect on actions	—	—	—	—	—	(1,753)	(1,753)	0.00

Total restructuring and other action-related charges	—	12,429	—	12,429	12,429	(1,753)	10,676	0.03

As adjusted	$1,517,999	$581,442	$(374,577)	$206,865	$152,617	$(13,758)	$138,859	$0.38

As a percentage of net sales		38.3%	24.7%	13.6%

[1]	Amounts may not be additive due to rounding.
[2]	Includes the results for the exited C9 Champion mass program and the DKNY intimate apparel license.

HANESBRANDS INC.

Including European Innerwear Business as Discontinued Operations

Reconciliation of Select GAAP Measures to Non-GAAP Measures and Supplemental Financial Information

(in thousands, except per share data)

(Unaudited)

	Quarter Ended September 26, 2020
	Gross Profit	Selling, General and Administrative Expenses	Operating Profit	Income From Continuing Operations Before Income Tax Expense	Income Tax Expense	Income From Continuing Operations	Diluted Earnings Per Share From Continuing Operations[1]
As reported	$571,471	$(382,384)	$189,087	$140,689	$(22,464)	$118,225	$0.34
As a percentage of net sales	33.8%	22.6%	11.2%
Restructuring and other action-related charges:
Supply chain actions	2,098	—	2,098	2,098	—	2,098	0.01
Program exit costs	356	—	356	356	—	356	0.00
Other restructuring costs	(4)	1,199	1,195	1,195	—	1,195	0.00
COVID-19 related charges:
Supply chain re-startup	45,149	3,459	48,608	48,608	—	48,608	0.14
Discrete tax benefits	—	—	—	—	(3,113)	(3,113)	(0.01)
Tax effect on actions	—	—	—	—	(7,360)	(7,360)	(0.02)

Total restructuring and other action-related charges	47,599	4,658	52,257	52,257	(10,473)	41,784	$0.12

As adjusted	$619,070	$(377,726)	$241,344	$192,946	$(32,937)	$160,009	$0.46

As a percentage of net sales	36.6%	22.3%	14.3%

	Quarter Ended September 28, 2019
	Net Sales	Gross Profit	Selling, General and Administrative Expenses	Operating Profit	Income From Continuing Operations Before Income Tax Expense	Income Tax Expense	Income From Continuing Operations	Diluted Earnings Per Share From Continuing Operations[1]
As reported	$1,729,308	$646,469	$(385,291)	$261,178	$211,134	$(22,129)	$189,005	$0.52
Less exited programs[2]	(118,698)	(36,290)	9,018	(27,272)	(27,272)	3,848	(23,424)	(0.06)

As rebased	1,610,610	610,179	(376,273)	233,906	183,862	(18,281)	165,581	0.45
As a percentage of net sales		37.9%	23.4%	14.5%
Restructuring and other action-related charges:
Supply chain actions	—	9,308	—	9,308	9,308	—	9,308	0.03
Other restructuring costs	—	—	535	535	535	—	535	0.00
Tax effect on actions	—	—	—	—	—	(1,389)	(1,389)	0.00

Total restructuring and other action-related charges	—	9,308	535	9,843	9,843	(1,389)	8,454	0.02

As adjusted	$1,610,610	$619,487	$(375,738)	$243,749	$193,705	$(19,670)	$174,035	$0.48

As a percentage of net sales		38.5%	23.3%	15.1%

[1]	Amounts may not be additive due to rounding.
[2]	Includes the results for the exited C9 Champion mass program and the DKNY intimate apparel license.

HANESBRANDS INC.

Including European Innerwear Business as Discontinued Operations

Reconciliation of Select GAAP Measures to Non-GAAP Measures and Supplemental Financial Information

(in thousands, except per share data)

(Unaudited)

	Quarter Ended January 2, 2021
	Gross Profit	Selling, General and Administrative Expenses	Operating Profit (Loss)	Income (Loss) From Continuing Operations Before Income Tax Expense	Income Tax Benefit (Expense)	Income (Loss) From Continuing Operations	Diluted Earnings (Loss) Per Share From Continuing Operations[1]
As reported	$99,199	$(495,706)	$(396,507)	$(445,146)	$152,948	$(292,198)	$(0.83)
As a percentage of net sales	5.9%	29.3%	(23.5)%
Restructuring and other action-related charges:
Supply chain actions	836	—	836	836	—	836	0.00
Other restructuring costs	(63)	515	452	452	—	452	0.00
COVID-19 related charges:
Intangibles assets and goodwill	—	25,173	25,173	25,173	—	25,173	0.07
Full Potential plan:
Inventory SKU rationalization	192,704	—	192,704	192,704	—	192,704	0.55
PPE inventory write-off	362,913	—	362,913	362,913	—	362,913	1.03
PPE vendor commitments	26,400	—	26,400	26,400	—	26,400	0.08
Write-off of acquisition tax asset	—	16,858	16,858	16,858	—	16,858	0.05
Discrete tax benefits	—	—	—	—	(66,515)	(66,515)	(0.19)
Tax effect on actions	—	—	—	—	(118,133)	(118,133)	(0.34)

Total restructuring and other action-related charges	582,790	42,546	625,336	625,336	(184,648)	440,688	1.25

As adjusted	$681,989	$(453,160)	$228,829	$180,190	$(31,700)	$148,490	$0.42

As a percentage of net sales	40.4%	26.8%	13.5%

	Quarter Ended December 28, 2019
	Net Sales	Gross Profit	Selling, General and Administrative Expenses	Operating Profit	Income From Continuing Operations Before Income Tax Expense	Income Tax Expense	Income From Continuing Operations	Diluted Earnings Per Share From Continuing Operations[1]
As reported	$1,610,012	$633,129	$(403,123)	$230,006	$182,142	$(23,528)	$158,614	$0.43
Less exited programs[2]	(87,935)	(30,514)	9,307	(21,207)	(21,207)	1,241	(19,966)	(0.05)

As rebased	1,522,077	602,615	(393,816)	208,799	160,935	(22,287)	138,648	0.38
As a percentage of net sales		39.6%	25.9%	13.7%
Restructuring and other action-related charges:
Supply chain actions	—	13,622	—	13,622	13,622	—	13,622	0.04
Program exit costs	—	4,616	—	4,616	4,616	—	4,616	0.01
Other restructuring costs	—	—	829	829	829	—	829	0.00
Tax effect on actions	—	—	—	—	—	(16,032)	(16,032)	(0.04)

Total restructuring and other action-related charges	—	18,238	829	19,067	19,067	(16,032)	3,035	0.01

As adjusted	$1,522,077	$620,853	$(392,987)	$227,866	$180,002	$(38,319)	$141,683	$0.39

As a percentage of net sales		40.8%	25.8%	15.0%

[1]	Amounts may not be additive due to rounding.
[2]	Includes the results for the exited C9 Champion mass program and the DKNY intimate apparel license.

HANESBRANDS INC.

Including European Innerwear Business as Discontinued Operations

Reconciliation of Select GAAP Measures to Non-GAAP Measures and Supplemental Financial Information

(in thousands, except per share data)

(Unaudited)

	Year Ended January 2, 2021
	Gross Profit	Selling, General and Administrative Expenses	Operating Profit	Income (Loss) From Continuing Operations Before Income Tax Expense	Income Tax Benefit (Expense)	Income (Loss) From Continuing Operations	Diluted Earnings (Loss) Per Share From Continuing Operations[1]
As reported	$1,602,700	$(1,560,034)	$42,666	$(142,227)	$109,940	$(32,287)	$(0.09)
As a percentage of net sales	26.2%	25.5%	0.7%
Restructuring and other action-related charges:
Supply chain actions	19,636	—	19,636	19,636	—	19,636	0.06
Program exit costs	9,387	467	9,854	9,854	—	9,854	0.03
Other restructuring costs	(440)	8,203	7,763	7,763	—	7,763	0.02
COVID-19 related charges:
Supply chain re-startup	45,149	3,459	48,608	48,608	—	48,608	0.14
Bad debt	—	9,418	9,418	9,418	—	9,418	0.03
Inventory	14,869	—	14,869	14,869	—	14,869	0.04
Intangibles assets and goodwill	—	25,173	25,173	25,173	—	25,173	0.07
Full Potential plan:
Inventory SKU rationalization	192,704	—	192,704	192,704	—	192,704	0.55
PPE inventory write-off	362,913	—	362,913	362,913	—	362,913	1.03
PPE vendor commitments	26,400	—	26,400	26,400	—	26,400	0.07
Write-off of acquisition tax asset	—	16,858	16,858	16,858	—	16,858	0.05
Discrete tax benefits	—	—	—	—	(69,628)	(69,628)	(0.20)
Tax effect on actions	—	—	—	—	(135,714)	(135,714)	(0.38)

Total restructuring and other action-related charges	670,618	63,578	734,196	734,196	(205,342)	528,854	1.50

As adjusted	$2,273,318	$(1,496,456)	$776,862	$591,969	$(95,402)	$496,567	$1.40

As a percentage of net sales	37.1%	24.4%	12.7%

	Year Ended December 28, 2019
	Net Sales	Gross Profit	Selling, General and Administrative Expenses	Operating Profit	Income From Continuing Operations Before Income Tax Expense	Income Tax Expense	Income From Continuing Operations	Diluted Earnings Per Share From Continuing Operations[1]
As reported	$6,425,716	$2,428,702	$(1,578,017)	$850,685	$643,560	$(70,236)	$573,324	$1.57
Less exited programs[2]	(419,447)	(131,861)	37,002	(94,859)	(94,859)	11,629	(83,230)	(0.23)

As rebased	6,006,269	2,296,841	(1,541,015)	755,826	548,701	(58,607)	490,094	1.34
As a percentage of net sales		38.2%	25.7%	12.6%
Restructuring and other action-related charges:
Supply chain actions	—	52,832	—	52,832	52,832	—	52,832	0.14
Program exit costs	—	4,616	—	4,616	4,616	—	4,616	0.01
Other restructuring costs	—	—	5,067	5,067	5,067	—	5,067	0.01
Tax effect on actions	—	—	—	—	—	(22,159)	(22,159)	(0.06)

Total restructuring and other action-related charges	—	57,448	5,067	62,515	62,515	(22,159)	40,356	0.11

As adjusted	$6,006,269	$2,354,289	$(1,535,948)	$818,341	$611,216	$(80,766)	$530,450	$1.45

As a percentage of net sales		39.2%	25.6%	13.6%

[1]	Amounts may not be additive due to rounding.
[2]	Includes the results for the exited C9 Champion mass program and the DKNY intimate apparel license.

HANESBRANDS INC.

Reconciliation of Select GAAP Measures to Non-GAAP Measures and Supplemental Financial Information

(in thousands, except per share data)

(Unaudited)

The key components from discontinued operations related to the European Innerwear business are as follows:

	Quarters Ended				Year Ended	Quarters Ended				Year Ended
	March 30, 2019	June 29, 2019	September 28, 2019	December 28, 2019	December 28, 2019	March 28, 2020	June 27, 2020	September 26, 2020	January 2, 2021	January 2, 2021
Net sales	$155,351	$138,044	$150,143	$155,010	$598,548	$127,671	$205,591	$125,913	$139,147	$598,322

Operating profit (loss), as calculated under GAAP	$10,036	$9,707	$5,893	$13,409	$39,045	$(13,823)	$39,403	$(14,516)	$(47,229)	$(36,165)
Restructuring and other action-related charges	197	180	94	500	971	4,875	31,017	312	35,387	71,591

Operating profit (loss), as adjusted	$10,233	$9,887	$5,987	$13,909	$40,016	$(8,948)	$70,420	$(14,204)	$(11,842)	$35,426

Income (loss) from discontinued operations, net of tax, as reported	$5,433	$(495)	$(3,914)	$26,372	$27,396	$(12,992)	$24,613	$(14,947)	$(39,966)	$(43,292)
Restructuring and other action-related charges	197	180	94	500	971	4,875	31,017	312	35,387	71,591
Tax effect on actions	(28)	(25)	(13)	(277)	(343)	(708)	(5,720)	1,736	(8,978)	(13,670)

Income (loss) from discontinued operations, net of tax, as adjusted	$5,602	$(340)	$(3,833)	$26,595	$28,024	$(8,825)	$49,910	$(12,899)	$(13,557)	$14,629

Diluted earnings (loss) per share from discontinued operations, as reported[1]	$0.01	$0.00	$(0.01)	$0.07	$0.07	$(0.04)	$0.07	$(0.04)	$(0.11)	$(0.12)
Restructuring and other action-related charges	0.00	$0.00	0.00	0.00	0.00	0.01	0.07	0.01	0.08	0.16

Diluted earnings (loss) per share from discontinued operations, as adjusted	$0.02	$0.00	$(0.01)	$0.07	$0.08	$(0.02)	$0.14	$(0.04)	$(0.04)	$0.04

[1]	Amounts may not be additive due to rounding.

HANESBRANDS INC.

Including European Innerwear Business as Discontinued Operations

Supplemental Financial Information - As REPORTED

(in thousands)

(Unaudited)

	Quarters Ended				Year Ended
	March 28, 2020	June 27, 2020	September 26, 2020	January 2, 2021	January 2, 2021
Segment net sales:
Innerwear	$422,402	$1,094,814	$792,600	$668,193	$2,978,009
Activewear	288,000	168,379	324,921	403,113	1,184,413
International	428,230	251,285	506,203	525,714	1,711,432
Other	64,438	28,605	68,139	92,125	253,307

Total net sales	$1,203,070	$1,543,083	$1,691,863	$1,689,145	$6,127,161

Segment operating profit (loss):
Innerwear	$81,551	$304,524	$172,000	$160,848	$718,923
Activewear	8,108	(5,751)	29,568	35,718	67,643
International	50,745	5,162	101,029	92,782	249,718
Other	(3,393)	(11,929)	3,059	2,123	(10,140)
General corporate expenses/other	(64,734)	(57,594)	(64,312)	(62,642)	(249,282)

Total operating profit before restructuring and other action-related charges	72,277	234,412	241,344	228,829	776,862
Restructuring and other action-related charges	(24,324)	(32,279)	(52,257)	(625,336)	(734,196)

Total operating profit (loss)	$47,953	$202,133	$189,087	$(396,507)	$42,666

	Quarters Ended				Year Ended
	March 30, 2019	June 29, 2019	September 28, 2019	December 28, 2019	December 28, 2019
Segment net sales:
Innerwear	$475,945	$678,604	$578,453	$569,630	$2,302,632
Activewear	405,340	448,277	548,117	452,970	1,854,704
International	490,829	430,819	513,382	495,798	1,930,828
Other	77,573	79,009	89,356	91,614	337,552

Total net sales	$1,449,687	$1,636,709	$1,729,308	$1,610,012	$6,425,716

Segment operating profit:
Innerwear	$104,626	$149,530	$121,467	$140,368	$515,991
Activewear	43,593	68,779	97,314	71,633	281,319
International	84,776	66,490	94,908	85,148	331,322
Other	2,435	7,994	12,898	10,112	33,439
General corporate expenses/other	(74,646)	(60,471)	(55,566)	(58,188)	(248,871)

Total operating profit before restructuring and other action related charges	160,784	232,322	271,021	249,073	913,200
Restructuring and other action-related charges	(21,176)	(12,429)	(9,843)	(19,067)	(62,515)

Total operating profit	$139,608	$219,893	$261,178	$230,006	$850,685

HANESBRANDS INC.

Including European Innerwear Business as Discontinued Operations

Supplemental Financial Information - As ADJUSTED

(in thousands)

(Unaudited)

	Quarters Ended				Year Ended
	March 28, 2020	June 27, 2020	September 26, 2020	January 2, 2021	January 2, 2021
Segment net sales:
Innerwear	$422,402	$1,094,814	$792,600	$668,193	$2,978,009
Activewear	288,000	168,379	324,921	403,113	1,184,413
International	428,230	251,285	506,203	525,714	1,711,432
Other	64,438	28,605	68,139	92,125	253,307

Total net sales	$1,203,070	$1,543,083	$1,691,863	$1,689,145	$6,127,161

Segment operating profit (loss):
Innerwear	$81,551	$304,524	$172,000	$160,848	$718,923
Activewear	8,108	(5,751)	29,568	35,718	67,643
International	50,745	5,162	101,029	92,782	249,718
Other	(3,393)	(11,929)	3,059	2,123	(10,140)
General corporate expenses/other	(64,734)	(57,594)	(64,312)	(62,642)	(249,282)

Total operating profit, as adjusted	$72,277	$234,412	$241,344	$228,829	$776,862

	Quarters Ended				Year Ended
	March 30, 2019[1]	June 29, 2019[1]	September 28, 2019[1]	December 28, 2019[1]	December 28, 2019[1]
Segment net sales:
Innerwear	$466,414	$657,477	$562,285	$558,302	$2,244,478
Activewear	320,767	350,694	445,587	376,363	1,493,411
International	490,829	430,819	513,382	495,798	1,930,828
Other	77,573	79,009	89,356	91,614	337,552

Total net sales, as adjusted	$1,355,583	$1,517,999	$1,610,610	$1,522,077	$6,006,269

Segment operating profit:
Innerwear	$103,126	$146,997	$117,771	$137,945	$505,839
Activewear	24,170	45,855	73,738	52,849	196,612
International	84,776	66,490	94,908	85,148	331,322
Other	2,435	7,994	12,898	10,112	33,439
General corporate expenses/other	(74,646)	(60,471)	(55,566)	(58,188)	(248,871)

Total operating profit, as adjusted	$139,861	$206,865	$243,749	$227,866	$818,341

[1]

Results for the quarters ended March 30, 2019, June 29, 2019, September 28, 2019, December 28, 2019 and year ended December 28, 2019 reflect adjustments for the exited C9 Champion mass program and the DKNY intimate apparel license.

TABLE 4

HANESBRANDS INC.

Supplemental Financial Information

Reconciliation of GAAP Outlook to Adjusted Outlook

(in millions, except per share data)

(Unaudited)

First Quarter 2021	HBI Continuing Operations - Adjusted	European Innerwear - Adjusted[1]	HBI Adjusted incl. European Innerwear[2]	Company Guidance Adjusted[3]	Charges - Continuing Operations	European Innerwear - Discontinued Operations	HBI GAAP	Company Guidance - GAAP
Net sales	$1,508	$125	$1,633	$1,485 to $1,515	$—	$(125)	$1,508	$1,485 to $1,515
Operating profit (loss)	$210	$(7)	$203	$150 to $160	$(19)	$7	$190	$140 to $150
Diluted earnings (loss) per share	$0.39	$(0.02)	$0.37	$0.24 to $0.27	$(0.02)	$(1.11)	$(0.75)	$0.24 to $0.27

[1]	Includes elimination of intercompany supply chain sales to the European Innerwear business of $ 11 million included in net sales from continuing operations.
[2]	Comparable to February 9, 2021 guidance and May 10, 2021 consensus estimates.
[3]	Provided February 9, 2021, first quarter 2021 only.

	Quarter Ended	Year Ended
	July 3, 2021	January 1, 2022
Operating profit outlook, as calculated under GAAP	$179 to $189	$730 to $760
Restructuring and other action-related charges	$21	$85

Operating profit outlook, as adjusted	$200 to $210	$815 to $845

Diluted earnings per share from continuing operations, as calculated under GAAP[1]	$0.32 to $0.35	$1.33 to $1.41
Restructuring and other action-related charges	$0.05	$0.18

Diluted earnings per share from continuing operations, as adjusted	$0.37 to $0.40	$1.51 to $1.59

[1]

The company expects approximately 352 million diluted weighted average shares outstanding for the quarter ended July 3, 2021 and approximately 353 million diluted weighted average shares outstanding for the year ended January 1, 2022.

Appendix

HANESBRANDS INC.

Including European Innerwear Business as Discontinued Operations

Supplemental Financial Information

Reconciliation of Select GAAP Measures to Non-GAAP Measures

(in thousands, except per share data)

(Unaudited)

TABLE 5

The following table presents a reconciliation of International reported net sales on a constant currency basis for the quarter ended April 3, 2021 and a comparison to prior year:

	Quarter Ended April 3, 2021			Quarter Ended March 28, 2020	% Change, As Reported	% Change, Constant Currency
	As Reported	Impact from Foreign Currency[1]	Constant Currency
As reported under GAAP:
International segment net sales	$506,261	$43,073	$463,188	$428,230	18.2%	8.2%

The following tables present a reconciliation of reported results to adjusted results for the quarters ended April 3, 2021 and March 28, 2020:

	Quarter Ended April 3, 2021
	Gross Profit	Selling, General and Administrative Expenses	Operating Profit	Income From Continuing Operations Before Income Tax Expense	Income Tax Expense	Income From Continuing Operations	Diluted Earnings Per Share From Continuing Operations[1]
As reported	$602,681	$(412,559)	$190,122	$143,101	$(14,697)	$128,404	$0.37
As a percentage of net sales	40.0%	27.4%	12.6%
Restructuring and other action-related charges:
Full Potential Plan:
Professional services	—	11,706	11,706	11,706	—	11,706	0.03
Impairment of intangible assets	—	7,302	7,302	7,302	—	7,302	0.02
Other	2,807	(2,422)	385	385	—	385	—
Discrete tax benefit	—	—	—	—	(7,295)	(7,295)	(0.02)
Tax effect on actions	—	—	—	—	(4,007)	(4,007)	(0.01)

Total restructuring and other action-related charges	2,807	16,586	19,393	19,393	(11,302)	8,091	0.02

As adjusted	$605,488	$(395,973)	$209,515	$162,494	$(25,999)	$136,495	$0.39

As a percentage of net sales	40.2%	26.3%	13.9%

	Quarter Ended March 28, 2020
	Gross Profit	Selling, General and Administrative Expenses	Operating Profit	Income From Continuing Operations Before Income Tax Expense	Income Tax Expense	Income From Continuing Operations	Diluted Earnings Per Share From Continuing Operations[1]
As reported	$418,168	$(370,215)	$47,953	$5,825	$(707)	$5,118	$0.01
As a percentage of net sales	34.8%	30.8%	4.0%
Restructuring and other action-related charges:
Supply chain actions	14,065	—	14,065	14,065	—	14,065	0.04
Program exit costs	7,746	467	8,213	8,213	—	8,213	0.02
Other restructuring costs	—	2,046	2,046	2,046	—	2,046	0.01
Tax effect on actions	—	—	—	—	(3,526)	(3,526)	(0.01)

Total restructuring and other action-related charges	21,811	2,513	24,324	24,324	(3,526)	20,798	0.06

As adjusted	$439,979	$(367,702)	$72,277	$30,149	$(4,233)	$25,916	$0.07

As a percentage of net sales	36.6%	30.6%	6.0%

[1]	Amounts may not be additive due to rounding.

HANESBRANDS INC.

Including European Innerwear Business as Discontinued Operations

Supplemental Financial Information

Reconciliation of Select GAAP Measures to Non-GAAP Measures

(in thousands, except per share data)

(Unaudited)

	Years Ended
	January 2, 2021[1]	January 1, 2022[1,2]
Free cash flow:
Net cash from operating activities	$448,469	$525,000
Capital expenditures	(53,735)	(140,000)

Free cash flow	$394,734	$385,000

[1]	Free cash flow includes the results from continuing and discontinued operations.
[2]	Represents the 2021 outlook for free cash flow.

Hanesbrands is unable to reconcile projections of financial performance beyond 2021 without unreasonable efforts, because the company cannot predict, with a reasonable degree of certainty, the type and extent of certain items that would be expected to impact these figures in 2022 and beyond, such as net sales, operating profit, tax rates and action related charges.